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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported)    November 16, 2005
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                    000-22194                36-2815480
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(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation)                         File Number)          Identification No.)

233 South Wacker Drive, 11th Floor, Chicago, Illinois              60606
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01:  OTHER EVENTS

         On November 16, 2005, SPSS Inc. held an Investor Day during which management presented information regarding SPSS. This information included slide presentations with certain financial schedules and forecasts. A complete copy of these slide presentations is posted on the company's website at http://www.spss.com (in the investor presentations section of the company's investor center). The company will furnish a copy of the slide presentations to any person, without charge, upon written request directed to: Corporate Secretary, SPSS Inc., 233 South Wacker Drive, 11th Floor, Chicago, Illinois 60606.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPSS INC.

                                        By:  /s/ Erin R. McQuade
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                                             Erin R. McQuade
                                             Vice President, Associate General
                                             Counsel and Assistant Secretary
Dated:  November 21, 2005




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